                                                                   EXHIBIT 10.60


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated November 12, 1996 (this "Registration Agreement"), is between EqualNet Holding Corp., a Texas corporation ("EqualNet"), and Creative Communications International, Inc., a Texas corporation ("Creative").

                                  WITNESSETH:

     WHEREAS, under an Asset Purchase Agreement by and between EqualNet and Creative dated November , 1996 (the "Asset Purchase Agreement"), EqualNet is this date issuing to Creative: (i) 150,000 shares (the "Shares") of the common stock of EqualNet, $.01 par value per share (the "Common Stock"); and (ii) a Warrant (the "Warrant") for the purchase of 100,000 shares of the Common Stock (subject to adjustment as provided in the Warrant); and

     WHEREAS, the Asset Purchase Agreement requires that this Registration Agreement be entered into between EqualNet and Creative upon the issuance to Creative of the Shares and the Warrant to purchase the Common Stock.

     NOW, THEREFORE, EqualNet and Creative (collectively, the "Parties") agree that:


                                   ARTICLE I

                                  DEFINITIONS

     1.1  Definitions. In this Registration Agreement:

     "Affiliate" when used to indicate a relationship with any Person, means:
(i) any corporation or organization of which such Person is an officer, director or partner or is directly or indirectly the beneficial owner of at least 10% of the outstanding shares of any class of equity securities or financial interest therein; (ii) any trust or other estate in which such Person has a beneficial interest or as to which such Person serves as trustee or in any similar fiduciary capacity; (iii) the mother, father, brother, sister, child or spouse of such Person, or of such Person's spouse; (iv) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is acting as agent on behalf of, or as an officer or director of, such Person; (v) any Person who is the payee of a promissory note to such Person or (vi) any Person who is a creditor of such Person on the date hereof As used in the definition of Affiliate, the term "control" (including the terms "controlling," "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct, cause the direction of or influence the management and policies of a Person, whether through the ownership of voting securities, by contract, through the holding of a position as a director or officer of such Person, or otherwise.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under such Act.

     "Registrable Shares" means (i) any of the Shares; (ii) any shares of Common Stock issued to Creative upon any exercise or exercises of the Warrant, and (ii) any shares of Common Stock issued to Creative in connection with any stock dividend on, or any stock split or reclassification of, shares of Common Stock.

     "Person" means an individual, corporation, limited liability EqualNet, partnership, limited partnership, joint venture, joint stock EqualNet, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity.

     "SEC" means the United States Securities and Exchange Commission or any successor agency.

     "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated under such Act.


                                  ARTICLE II

                              REGISTRATION RIGHTS

     2.1. Shelf Registration. Prior to February 15, 1996, EqualNet shall cause to be filed at its own expense as provided in Section 4.1, pursuant to Rule 415 under the Securities Act a shelf registration statement (the "Shelf Registration Statement") registering the resale of the Registrable Shares. EqualNet shall use commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as reasonably practicable after such filing, but in no event shall such Shelf Registration Statement be declared effective later than April 15, 1996. EqualNet shall also use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective (and to take any and all other actions necessary in order to maintain the registration of the resale of the Registrable Shares including, without limitation, the filing of any additional registration statements that may be required) for three years following the date on which such Shelf Registration Statement becomes effective under the Securities Act; provided, however, that EqualNet may voluntarily suspend the effectiveness of such Shelf Registration Statement for a limited time, which in no event shall be longer than 90 days, if EqualNet has been advised by counsel that the offering of the Registrable Shares pursuant to the Shelf Registration Statement would adversely affect a proposed financing, reorganization, recapitalization, merger, consolidation or similar transaction involving EqualNet, in which case EqualNet shall be required to keep such Shelf Registration Statement effective for an additional period of time beyond three years following the date of the effectiveness thereof equal to the number of days the effectiveness thereof is suspended pursuant to this Section 2.1. Upon the occurrence of any event that would cause the Shelf Registration Statement
(i) to contain an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances in which they were made, not misleading or (ii) not to be effective and usable for Registrable Shares during the period that such Shelf Registration Statement is required to be effective and usable, EqualNet shall promptly file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause
(i) or (ii), use commercially reasonable efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

     2.2. "Piggyback" Rights. If at any time or from time to time, prior to the effective date of the Shelf Registration Statement EqualNet proposes to file with the SEC a registration statement (whether on Form S-1, S-2, or S-3, or any equivalent form then in effect) for the registration under the Securities Act of any shares of Common Stock for sale to the public by EqualNet or on behalf of one or more shareholders of EqualNet (excluding any sale of securities convertible into or exercisable for Common Stock, and any shares of Common Stock issuable by EqualNet upon the exercise of employee stock options, or to any employee stock ownership plan, or in connection with the merger or consolidation of EqualNet with one or more other corporations if EqualNet is the surviving corporation), EqualNet shall give Creative at least 15 days prior written notice of the proposed filing. On the written request of Creative received by EqualNet within 5 days after the date of EqualNet's delivery to Creative of the notice of intended registration, EqualNet shall, under the terms and subject to the conditions of this Article II, and at its own expense as provided in
Section 4.1, include in the coverage of such registration statement and qualify for sale under the blue sky or securities laws of the various states, the number of Registrable Shares (herein called the "Specified Shares") which Creative requests to be registered.

     If the managing underwriter for EqualNet indicates its reasonable belief that including all or part of the Specified Shares in the coverage of such registration statement will materially and adversely affect the sale of shares of Common Stock proposed to be sold by EqualNet (which statement of the managing underwriter shall also state the maximum number of shares, if any, which can be sold by Creative requesting registration under this Section 2.2 without materially adversely affecting the sale of the shares proposed to be sold by EqualNet), then the number of Specified Shares which Creative shall have the right to include in such registration statement shall be reduced to the maximum number of shares specified by the managing underwriter. In such a case, priority shall be afforded to shares of Common Stock covered by a registration statement filed in response to the exercise of a demand registration right by another holder of Common Stock. As to all other proposed selling shareholders of Common Stock, including Creative requesting to include Registrable Shares in the inclusion of such a registration statement, any such reduction in the number of shares of Common Stock proposed to be sold by the selling shareholders shall be effected on a pro rata basis in accordance with the relationship which the number of shares of Common Stock proposed to be sold by each selling shareholder bears to the number of shares of Common Stock proposed to be sold by all selling shareholders.

     EqualNet shall have the right to select any underwriters, including the managing underwriter, of any public offering of shares of Common Stock subject to this Section 2.2. Nothing in this Section 2.2 shall create any liability on the part of EqualNet to Creative if EqualNet for any reason decides not to file a registration statement.

     2.3. Registration Conditions. Notwithstanding any other provision of this Registration Agreement, EqualNet shall not be required to effect a registration of any Common Stock under this Article II, or file any post-effective amendment to such a registration:

          (a) unless Creative agrees to (x) sell and distribute a portion or all of its Registrable Shares in accordance with the plan or plans of distribution adopted by and through underwriters, if any, acting for EqualNet, and (y) bear a pro rata share of underwriter's discounts and commissions;

          (b) if a registration requested under Section 2.1, or any post-effective amendment to such a registration, requires, under applicable statutes and rules, a special audit (other than a normal fiscal year-end audit) of the financial statements of EqualNet, unless Creative agrees to pay its proportionate share (determined by the number of shares to be sold by Creative in the offering in proportion to the total number of shares to be sold by all other participants in such offering) of the reasonable fees and expenses of accountants incurred in connection with the special audit and which would otherwise not be incurred;

          (c) if, in the case of a request for registration under Section 2.1 or 2.2, in the opinion of counsel for EqualNet and counsel for Creative requesting registration (x) the Registrable Shares for which registration has been requested may be disposed of within a comparable time frame without registration under the Securities Act and (y) upon such disposition all legends on certificates representing such shares which restrict their transfer under the Securities Act and applicable state securities laws may be removed;

          (d) if, in the case of a request for registration under Section 2.1,
     (x) the effectiveness of any registration statement covering Common Stock regarding which Creative could have exercised registration rights under
     Section 2.2 of this Registration Agreement was suspended under the Securities Act within six months following the date of such request, or (y) EqualNet has given notice under Section 2.2 of its intention to file a registration statement under the Securities Act and has not completed or abandoned the proposed offering; and

          (e) unless EqualNet has received from Creative all information EqualNet has reasonably requested concerning Creative and its method of distribution of its Registrable Shares, so as to enable EqualNet to include in the registration statement all material facts required to be disclosed in it.

     2.4. Covenants and Procedures. If EqualNet becomes obligated under this
Article II to effect a registration of Registrable Shares on behalf of Creative (hereinafter called a "Selling Shareholder" then:

          (a) EqualNet, at its expense as provided in Section 4.1, shall prepare and file with the SEC a registration statement covering such Registrable Shares and shall cause the registration statement to become effective. EqualNet will also file such post-effective amendments to the registration statement to be filed pursuant to
     Section 2.1 (and use reasonable efforts to cause them to become effective) and such supplements as are necessary so that current prospectuses are at all times available for a period of at least 120 days after the effective date of the registration statement or for such longer period, not to exceed 180 days, as may be required under the plan or plans of distribution set forth in the registration statement. Each Selling Shareholder shall promptly provide EqualNet with such information with respect to such Selling Shareholder's Registrable Shares to be so registered and, if applicable, the proposed terms of their offering, as is required for the registration. If the Registrable Shares to be covered by the registration statement are not to be sold to or through underwriters acting for EqualNet, EqualNet shall:

               (i) deliver to each Selling Shareholder, as promptly as practicable, as many copies of preliminary prospectuses as each Selling Shareholder may reasonably request (in which case each Selling Shareholder shall keep a written record of the distribution of the preliminary prospectuses and shall refrain from delivery of the preliminary prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States);

               (ii) deliver to each Selling Shareholder, as soon as practicable after the effective date of the registration statement, (and from time to time thereafter during such 120-day or longer period), as many copies of the relevant prospectuses as such Selling Shareholder may reasonably request; and

               (iii) in case of the happening, after the effective date of the registration statement and prior to completion of the offering covered by such registration statement, of any event or occurrence which would be set forth in an amendment of or supplement to the prospectus in order to make any statements in it not misleading, give each Selling Shareholder written notice of the event or occurrence and prepare and furnish to each Selling Shareholder, in such quantities as it may reasonably request, copies of the amended prospectus or supplement to be attached to the prospectus in order that the prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) On or before the date on which the registration statement is declared effective, EqualNet shall use its reasonable efforts to:

               (i) register or qualify (and cooperate with each Selling Shareholder, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of) the Common Stock covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction as any Selling Shareholder or underwriter reasonably requests;

               (ii) use its reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period the registration statement is required to be kept effective; and

               (iii) do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Common Stock covered by the applicable registration statement, provided that EqualNet will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

          (c) EqualNet shall use its reasonable efforts to cause all Registrable Shares of a Selling Shareholder included in the registration statement to be listed, by the date of the first sale of such shares pursuant to such registration statement, on each securities exchange on which the Common Stock is then listed or proposed to be listed, if any.

          (d) EqualNet shall make generally available to each Selling Shareholder and any underwriter participating in the offering conducted pursuant to the registration statement an earnings statement satisfying
     Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of EqualNet's first fiscal quarter commencing after the effective date of the registration statement. The earnings statement shall cover such 12-month period. This requirement will be deemed to be satisfied if EqualNet timely files complete and accurate information on Forms 10-Q, 10-Y, and 8-K under the Exchange Act, and otherwise complies with Rule 158 under the Securities Act as soon as feasible.

          (e) Upon consummation of the offering covered by the registration statement, EqualNet shall cooperate with each Selling Shareholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares sold under the registration statement, and to enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Selling Shareholder, may request, subject to the underwriters' obligation to return any certificates representing unsold securities.

          (f) EqualNet shall use its reasonable efforts to cause Registrable Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Shareholder or the underwriter or underwriters, if any, to consummate the disposition of such Common Stock.

          (g) EqualNet shall, during normal business hours and upon reasonable notice, make available for inspection by each Selling Shareholder, any underwriter participating in any offering pursuant to the registration statement, and any attorney, accountant or other agent retained by a Selling Shareholder or any such underwriter (collectively, the "Inspectors"), all nonconfidential financial and other records, pertinent corporate documents, and properties of EqualNet, as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibilities. EqualNet shall also cause its officers, directors, and employees to supply all nonconfidential information reasonably requested by any Inspector in connection with the registration statement.

                                  ARTICLE III

                                INDEMNIFICATION

     3.1. Indemnification by EqualNet. In the event of any registration under the Securities Act and this Registration Agreement of Registrable Shares held by Creative in the capacity of a Selling Shareholder, EqualNet will hold harmless Creative and each other person, if any, who controls Creative, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Creative or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on its effective date, in any registration statement under which such Registrable Shares were registered under the Securities Act, any related preliminary or final prospectus, or any amendment or supplement to it, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse Creative and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that EqualNet shall not be liable to Creative or such controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished to EqualNet through a written instrument duly executed by Creative or such underwriter specifically for use in the preparation thereof, and provided, further that the foregoing indemnity with respect to any untrue statement contained in or omission from a registration statement or in any amendment thereof or in a preliminary or final prospectus, or any amendment or supplement to it, shall not inure to the benefit of Creative from whom the person is asserting such losses, claims damages or liabilities purchased any of the Registrable Shares which are the subject thereof if Creative did not send or give a copy of the prospectus (or any amendment or supplement thereto) at or prior to the written confirmation of the sale of such Registrable Shares to such person in any case required by the Securities Act and the untrue statement contained in or omission from such preliminary or final prospectus was corrected in the final prospectus or any amendment or supplement thereto, unless such failure to deliver the final prospectus or any amendment or supplement thereto, as the case may be, was the result of noncompliance by EqualNet of Section 2.4(a)(i) of this Agreement.


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

     3.2. Indemnification by Creative shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) EqualNet, each director of EqualNet, each officer of EqualNet who shall sign the registration statement, and any person who controls EqualNet within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, any related preliminary or final prospectus, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to EqualNet through a written instrument duly executed by Creative specifically for use in the preparation of such registration statement, preliminary or final prospectus, or amendment or supplement, and (ii) with respect to compliance by Creative with applicable laws in effecting the sale or other disposition of the shares of Common Stock covered by such registration statement.

     3.3. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article III, the indemnified party will, if a resulting claim is to be made or may be made against an indemnifying party, give written notice to the indemnifying party of the commencement of the action. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory t o the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action's defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party's expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation.

     3.4. Contribution. If the indemnification required by this Article III from the indemnifying party is unavailable to an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative fault and (ii) the relative benefit of the indemnifying and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. EqualNet and Creative agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 3.4.

     Notwithstanding the provisions of this Section 3.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock was offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.


                                  ARTICLE IV

                               OTHER AGREEMENTS

     4.1. Expenses. All expenses incurred by EqualNet in connection with any registration statement covering Registrable Shares offered by Creative, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel (except for the fees and disbursements of counsel for Creative) and of the independent certified public accountants (except, in the case of any special audits, if required in connection with any such registration, Creative's proportionate share of their expense as provided in Section 2.3), and the expense of qualifying such shares under state blue sky laws, shall be borne by EqualNet. However, all underwriting expenses incurred by Creative, including underwriter's discounts and commissions, shall be borne by Creative.

     4.2. Transfers of Registration Rights. The rights granted to Creative under this Registration Agreement may be transferred or succeeded to only by: (i) an Affiliate of Creative who agrees to and becomes party to this Registration Agreement and who executes an investment letter for the benefit of EqualNet in substantially the same form as Exhibit A attached hereto; or (ii) a transferee who agrees to and becomes party to this Registration Agreement and who acquires at least 25% of the Registrable Shares acquired by Creative on the date of this Registration Agreement; provided, however, that EqualNet is given written notice prior to or promptly following such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Such notice shall include or be accompanied by a written undertaking by the transferee to comply with the obligations imposed on Creative under this Registration Agreement. In the event any registration rights are transferred in accordance with the terms hereof, any actions required to be taken by Creative will be taken with the approval of the holders of such registration rights who hold the Shares or the holders of a majority of the Warrants, whose action shall bind all such holders of registration rights.


                                   ARTICLE V

                                 MISCELLANEOUS

     5.1. Notices. All notices or other communications which are required or may be given under this Registration Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telecopier (with receipt confirmed) to a party at the address or telecopy number, as applicable, set forth below (as any such address or telecopier number may be changed from time to time by notice similarly given):

          (a)  if to Creative, to:     Attn: Dan D. Sudduth
                                       2710 Dryden
                                       Houston, Texas 77030

               With copy to:           Porter & Hedges, L.L.P.
                                       700 Louisiana, 35th Floor
                                       Houston, Texas 77002-2764
                                       Attn: Robert G. Reedy
                                       Facsimile #:713/228-1331

          (b)  if to EqualNet, to:     EqualNet Holding Corp.
                                       EqualNet Plaza
                                       1250 Wood Branch Park Drive
                                       Houston, Texas 77079-1212
                                       Attn: Michael L. Hlinak
                                       Attn: Duane W. Richardson
                                       Facsimile #: 281/529-4760


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

               With copy to:           Fulbright & Jaworski L.L.P.
                                       1301 McKinney, Suite 5100
                                       Houston, Texas 77010-3095
                                       Attn: Robert F. Gray, Jr.
                                       Facsimile #: 713/651-5246

     5.2. Section Headlines. The article and section headings in this Registration Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Registration Agreement. References in this Registration Agreement to a designated "Article" or "Section" refer to an Article or Section of this Registration Agreement unless otherwise specifically indicated.

     5.3. Governing Law. This Registration Agreement shall be construed and enforced in accordance with and governed by the law of Texas.

     5.4. Amendments and Waivers. Except as otherwise provided in this Registration Agreement the terms and provisions of this Registration Agreement may not be modified or amended except in a writing executed by EqualNet and the holders in interest of in excess of the majority of the then outstanding Registrable Shares, provided, however, that the effect of such modification or amendment will be such that all holders of Registrable Shares will be treated equally. Waivers and exceptions to the requirements and limitations of the provisions of Article II hereof and the other provisions hereof may be given, and shall be effective if given, in writing by the holders in interest of in excess of a majority of the then outstanding Registrable Shares, provided, however, that the effect of such waiver or exception will be such that all holders of Registrable Shares will be treated equally. Notice of all waivers and amendments shall be promptly provided to all holders of Registrable Shares and to EqualNet. No waivers of or exceptions to any term, condition or provision of this Registration Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     5.5. Entire Agreement. This Registration Agreement, the Asset Purchase Agreement and the Warrant Agreement constitute the entire agreement between its Parties concerning the subject matter.

     5.6. Severability. The invalidity or unenforceability of any specific provision of this Registration Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Registration Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the Parties to this Registration Agreement.

     5.7. Counterparts. This Registration Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Registration Agreement as of the date first above written.


                                  EQUALNET HOLDING CORP.



                                  By: /s/ MICHAEL L. HLINAK
                                     -------------------------------------
                                     Michael L. Hlinak, Senior Vice President
                                     and Chief Operating Officer



                                  CREATIVE COMMUNICATIONS INTERNATIONAL, INC.




                                  By: /s/ DUANE W. RICHARDSON
                                     -------------------------------------
                                     Duane W. Richardson, President

                                   EXHIBIT A
                                   ---------


                               INVESTMENT LETTER


                  CREATIVE COMMUNICATIONS INTERNATIONAL, INC.


EqualNet Holding Corp.
1250 Wood Branch Park Drive
Houston, Texas 77079

Ladies and Gentlemen:

     In connection with the proposed issuance to the undersigned person (the "Purchaser") by EqualNet Holding Corp., a Texas corporation ("EqualNet"), of shares of its common stock, $.01 par value per share (the "Shares"), the Purchaser understands that the Shares will not be registered under the Securities Act of 1933 (the "Act") or registered or qualified under Texas securities laws or any other applicable state securities laws (together, the "Blue Sky Laws") pursuant to exemptions from the registration provisions of the Act and the Blue Sky Laws, the availability of which depends in part on the accuracy of the following representations and on compliance with the following agreements.

     1. Representations. The Purchaser hereby represents that it is acquiring the Shares for its own account for investment and not with a view to the distribution thereof. The Purchaser further represents that it is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Act.

     2. Acknowledgment of Information. The Purchaser acknowledges that EqualNet has furnished it with such financial and other data relating to EqualNet as to enable it to make an informed decision concerning its acquisition of the Shares. The Purchaser further represents and acknowledges that it has had the opportunity to obtain additional information to verify the accuracy of the information supplied by EqualNet and to evaluate the merits of such decision.

     3. Economic Risk. The Purchaser represents and warrants that it realizes that its purchase of the Shares will be a highly speculative investment and that it is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

     4. Restrictions on Transfer of the Shares. With respect to any disposition of the Shares in the future, the Purchaser represents and acknowledges that the Shares have not been registered under the Act or any Blue Sky Laws and that, consequently, the Shares must be held indefinitely unless subsequently registered under the Act and such Blue Sky Laws for sale or disposition or unless a sale or disposition may be made without registration under the Act and such Blue Sky Laws. The Purchaser hereby agrees that the Shares shall not be sold, transferred, pledged or hypothecated unless there is furnished an opinion in form and substance satisfactory to EqualNet of counsel satisfactory to EqualNet that registration of such Shares under the Act and such Blue Sky Laws is not required, and that the certificate evidencing such Shares shall bear a legend in substantially the following form:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

In addition, the Purchaser hereby agrees that, if EqualNet maintains its own transfer records relating to the Shares, a notation consistent with such legend may be made in such transfer records restricting any such sale, transfer, pledge or hypothecation or, if such transfer records are maintained by a transfer agent, EqualNet may issue stop transfer instructions to such transfer agent. The foregoing restrictions and related legend provisions shall remain in effect until, in the opinion of counsel satisfactory to EqualNet, they are no longer required.

     5. Principal Residence. The Purchaser represents and warrants that its principal residence or place of business is within the State of Texas.

     Dated as of November   , 1996.
                          --


                                  Very truly yours,

                                  PURCHASER



                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                       2